                                 PROMISSORY NOTE


                                                                  March 24, 1998


1.) FOR VALUE RECEIVED, IAT Communication AG (the "Maker"), by this promissory note (the "Note") promises to pay the outstanding principal balance principal set forth on Appendix A hereto to IAT AG, a corporation organized under the laws of Switzerland ("AG"), pursuant to the Transfer Agreement (the "Agreement") dated as of March 11, 1998 by and among AG, IAT Multimedia, Inc., a corporation organized under the laws of the State of Delaware and the parent of IAT AG ("IAT"), Dr. Viktor Vogt, a German citizen ("Dr. Vogt") and the Maker.

2.) This Note shall bear interest at the rate of 3% per annum on the unpaid principal amount, payable semi-annually on March 1 and September 1 beginning September 1, 1998.

3.) This Note will be due and payable on March 24, 2001. This Note may be prepaid at any time.

 4.) If any of the following events (an "Event of Default") shall occur and be continuing:

                  (a) the Maker shall fail to pay the principal or interest of this Note when due;

                  (b) the Maker shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator, custodian or similar official for itself or any of its properties or assets; (ii) be unable to pay or admit in writing its inability to pay its debts generally as they become due; (iii) make a general assignment for the benefit of creditors; (iv) become bankrupt or insolvent; (v) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code or under any analogous provision of applicable United States or foreign law or file a petition or an answer seeking reorganization, an arrangement with creditors or to take advantage of any other present or future applicable United States or foreign law respecting bankruptcy, reorganization, insolvency, readjustment of debts, dissolution, liquidation or relief of debtors; (vi) file any answer admitting the material allegations of a petition under such law; or (vii) take any action for the purpose of effecting any of the foregoing;

                  (c) (i) any case, proceeding or other action shall be commenced against the Maker, or a substantial part of the Maker's properties or assets, under the United States Bankruptcy Code or under any analogous provision of United States or foreign law, and such case, proceeding or other action shall remain undismissed for any period of sixty (60) days; or (ii) an order, judgment or decree shall be entered without the application, approval or consent of the Maker by any court of competent jurisdiction, approving a petition seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief with respect to the Maker or all or a substantial part of the Maker's properties or assets, or appointing a receiver, trustee, liquidator, custodian or other official of the Maker or all or a substantial part of the Maker's properties or assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days;

                  (d) one or more final judgments for the payment of money in excess of an aggregate of two hundred fifty thousand United States Dollars (US$250,000.00) shall be rendered against the Maker and the same shall remain undischarged for a period of sixty (60) days during which execution shall not be effectively stayed or contested in good faith;

                  (e) any breach of the subordination provisions in the note made by Maker to Dr. Vogt of even date (the "Vogt Note"), including, without limitation, any payment or attempted payment of principal of the Vogt Note prior to the payment in full of this Note or the IAT Note referred to in such subordination provisions; or

                  (f) any breach of the terms of this Note;

then, or at any time thereafter during the continuance of any such Event of Default, AG by notice to the Maker, may accelerate this Note and declare the same to be forthwith due and payable, without presentation, demand, protest or other notice of any kind, all of which hereby are expressly waived by the Maker, anything contained herein to the contrary notwithstanding. The Maker agree to reimburse AG for all reasonable expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by AG to enforce the provisions of this Note and to collect the Maker's obligations hereunder.

5.) The Maker hereby irrevocably submits to the jurisdiction of the courts in Zurich, venue being Zurich 1, and any appellate court from any thereof in any action or proceeding arising out of or related to this Note, and the Maker hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard or determined in such court. The Maker hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. This Note shall be governed by the laws of Switzerland. The Maker irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Maker at the address for notices set forth in the Agreement. The Maker agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph shall affect the right of AG to serve legal process in any other manner permitted by law or affect the right of AG to bring any action or proceeding against the Maker or its property in the courts of other jurisdictions.

6.) Any failure or delay of AG to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time. The waiver by AG of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default hereunder. The provisions of this Note are severable, and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

7.) All payments due to AG will be made without set-off or counterclaim, free and clear of any deduction or withholding on account of any present or future taxes, duties, or other charges imposed by Switzerland or the United States of America or any political subdivision or taxing authority thereof or therein (other than taxes imposed on or measured by the net income of AG ("Taxes")), all of which will be for the account of Maker and paid by it when due. The Maker will indemnify and reimburse AG on demand for any deduction or withholding of Taxes and interest and penalties thereon, and the Maker will pay such additional amount as will result in the receipt by AG, after such deduction or withholding, of an amount equal to the amount that would have been received if such deduction or withholding had not been required. If the Maker pay any Tax, interest, or penalties, as provided in this Note or makes any deduction or withholding from amounts paid under this Note, Maker will forthwith forward to AG official receipts or other evidence establishing payment of such amount. The provisions of this paragraph including, without limitation, the Maker's agreement to indemnify or reimburse, will survive the termination of this Note or the complete repayment of this Note (whichever occurs first) for a period of seven years.

8.) This Note consisting of four (4) pages is executed and delivered on the twenty-fourth day of March, 1998.



                                      IAT COMMUNICATION AG


                                      By: /s/Viktor Vogt and /s/Bruno Bernasconi
                                          --------------------------------------
                                      Name: Viktor Vogt and Bruno Bernasconi
                                            ------------------------------------
                                      Title: Members of the Board
                                             -----------------------------------

APPENDIX A

               Increase in           Decrease in           Net
Date           Principal Amount      Principal Amount      Principal Amount
----           ----------------      ----------------      ----------------


24 MAR 98       $328,310.00          -0-                   $328,310.00

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All amounts on this Appendix are in United States dollars.